FINANCIAL STATEMENTS
UNAUDITED

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)
March 31, 2008

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Financial Statements
(Unaudited)

March 31, 2008

Special Value Continuation Partners, LP (the “Partnership”) files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Partnership’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Partnership’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A free copy of the Partnership’s proxy voting guidelines and information regarding how the Partnership voted proxies relating to portfolio securities during the most recent twelve-month period may be obtained without charge on the SEC’s website at http://www.sec.gov, or by calling the Partnership’s advisor, Tennenbaum Capital Partners, LLC, at (310) 566-1000. Collect calls for this purpose are accepted.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Portfolio Asset Allocation

March 31, 2008

Portfolio Holdings by Investment Type (% of Cash and Investments)

Portfolio Holdings by Industry (% of Cash and Investments)

Wired Telecommunications Carriers	20.6%
Data Processing, Hosting, and Related Services	8.5%
Nonferrous Metal (except Aluminum) Production and Processing	8.1%
Motor Vehicle Parts Manufacturing	8.0%
Satellite Telecommunications	5.8%
Automotive Repair and Maintenance	5.7%
Other Information Services	4.7%
Other Amusement and Recreation Industries	4.3%
Semiconductor and Other Electronic Component Manufacturing	3.9%
Communications Equipment Manufacturing	3.7%
Glass and Glass Products Manufacturing	2.5%
Plastics Product Manufacturing	2.2%
Offices of Real Estate Agents and Brokers	2.2%
Depository Credit Intermediation	2.2%
Resin, Synthetic Rubber, and Artificial Synthetic Fibers and Filaments Manufacturing	1.8%
Computer and Peripheral Equipment Manufacturing	1.2%
Electric Power Generation, Transmission and Distribution	0.8%
Scheduled Air Transportation	0.5%
Home Furnishings Stores	0.3%
Support Activities for Air Transportation	0.1%
Motor Vehicle Manufacturing	(0.3)%
Miscellaneous	0.9%
Cash and Cash Equivalents	12.3%

Total	100.0%

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Statement of Assets and Liabilities (Unaudited)

March 31, 2008

	Cost	Fair Value
Assets
Investments:
Unaffiliated issuers	$346,544,702	$305,345,327
Controlled companies	36,389,859	12,128,441
Other affiliates	208,911,576	265,312,812
Total investments	591,846,137	582,786,580

Cash and cash equivalents		81,713,645
Accrued interest income:
Unaffiliated issuers		6,278,592
Controlled companies		11,266
Other affiliates		3,259,681
Deferred debt issuance costs		2,790,103
Receivable for investment securities sold		2,624,141
Futures contracts at fair value		258,125
Receivable from parent		227,636
Prepaid expenses and other assets		27,232
Total assets		679,977,001

Liabilities
Credit facility payable		191,000,000
Unrealized depreciation on swaps and forward contracts		11,004,524
Interest payable		1,613,243
Management and advisory fees payable		690,599
Payable for investment securities purchased		132,822
Payable to affiliate		66,874
Accrued expenses and other liabilities		304,187
Total liabilities		204,508,062

Preferred limited partnership interests
Series A preferred interests; $20,000/interest liquidation preference; 6,700 interests authorized, issued and outstanding		134,000,000
Accumulated distributions on Series A preferred interests		1,518,474
Total preferred limited partnership interests		135,518,474

Net assets applicable to common limited and general partners		$339,950,465

Composition of net assets applicable to common limited and general partners
Paid-in capital		$358,636,781
Accumulated net investment income		7,397,055
Accumulated net realized losses		(6,356,457)
Accumulated net unrealized depreciation		(20,031,101)
Net assets applicable to common limited and general partners		$339,646,278

See accompanying notes.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Statement of Investments (Unaudited)

March 31, 2008

Showing Percentage of Total Cash and Investments of the Partnership

Security	Principal Amount	Fair Value	Percent of Cash and Investments

Debt Securities (54.37%)
Bank Debt (45.70%) (1)
Automotive Repair and Maintenance (3.45%)
ESP Holdings, Inc., 1st Lien Revolver, LIBOR + 4.5%, due 12/12/08
(Acquired 4/27/07, Amortized Cost $309,452) (2), (12)	$5,000,269	$429,463	0.06%
ESP Holdings, Inc., 1st Lien Term Loan, LIBOR + 3.5%, due 12/12/08
(Acquired 4/25/07 and 4/27/07, Amortized Cost $5,611,902) (2), (12)	$5,554,334	5,508,049	0.83%
ESP Holdings, Inc., 2nd Lien Term Loan, LIBOR + 7%, due 9/12/12
(Acquired 9/12/07, Amortized Cost $18,154,571) (2), (12)	$18,080,857	17,041,207	2.56%
Total Automotive Repair and Maintenance		22,978,719

Resin, Synthetic Rubber, and Artificial Synthetic Fibers and Filaments Manufacturing (1.75%)
Solutia, Inc., Senior Secured Term Loan B, LIBOR + 5%, due 2/28/14
(Acquired 3/3/08, Amortized Cost $11,139,956)	$12,241,710	11,642,380	1.75%

Communications Equipment Manufacturing (3.67%)
Enterasys Network Distribution Ltd., 2nd Lien Term Loan, LIBOR+ 9.25%, due 2/22/11
(Acquired 3/9/07, Amortized Cost $1,088,826) - (Ireland)	$1,099,824	1,053,357	0.16%
Enterasys Networks, Inc., 2nd Lien Term Loan, LIBOR + 9%, due 2/22/11
(Acquired 3/9/07, Amortized Cost $4,774,082)	$4,822,306	4,618,563	0.70%
Mitel Networks Corporation, 1st Lien Term Loan, LIBOR + 3.25%, due 8/10/14
(Acquired 12/13/07, Amortized Cost $18,686,785)	$19,879,558	18,686,785	2.81%
Total Communications Equipment Manufacturing		24,358,705

Computer and Peripheral Equipment Manufacturing (1.23%)
Palm, Inc., Tranche B Term Loan, LIBOR + 3.5%, due 4/24/14
(Acquired 5/24/07, Amortized Cost $10,264,992)	$11,405,546	8,154,966	1.23%

Data Processing, Hosting, and Related Services (8.17%)
Anacomp, Inc., Promissory Note, LIBOR + 6.5% PIK, due 8/31/09
(Acquired 5/24/07, Amortized Cost $1,095,545) (2), (5), (10)	$1,095,544	1,095,545	0.16%
Anacomp, Inc., Senior Secured Subordinated Notes, 14% PIK, due 3/12/13
(Acquired 3/12/08, Amortized Cost $5,036,944) (2), (5), (10)	$5,036,944	5,036,944	0.76%
GXS Worldwide, Inc., 1st Lien Term Loan, LIBOR + 4%, due 3/31/13
(Acquired 10/12/07, Amortized Cost $9,101,626)	$9,287,373	8,509,556	1.28%
GXS Worldwide, Inc., 2nd Lien Term Loan, LIBOR + 7.5%, due 9/30/13
(Acquired 10/12/07, Amortized Cost $22,259,238)	$22,598,211	21,524,796	3.24%
Terremark Worldwide, Inc., 1st Lien Term Loan, LIBOR + 3.75%, due 7/31/12
(Acquired 8/1/07, Amortized Cost $5,688,444)	$5,688,444	5,404,022	0.81%
Terremark Worldwide, Inc., 2nd Lien Term Loan, LIBOR + 3.25% cash + 4.5% PIK, due 1/31/13
(Acquired 8/1/07, Amortized Cost $14,158,756)	$14,240,633	12,731,126	1.92%
Total Data Processing, Hosting, and Related Services		54,301,989

Electric Power Generation, Transmission and Distribution (0.10%)
La Paloma Generating Company Residual Bank Debt
(Acquired 2/2/05, 3/18/05, and 5/6/05, Cost $2,010,533) (3)	$23,218,324	637,761	0.10%

Motor Vehicle Manufacturing (-0.34%)
General Motors Corporation, Revolver, LIBOR + 1.5%, due 7/20/11
(Acquired 9/27/07, 11/27/07, and 12/14/07 Amortized Cost $(1,327,100))	$15,000,000	(2,272,500)	(0.34)%

Motor Vehicle Parts Manufacturing (2.24%)
EaglePicher Corporation, 1st Lien Tranche B Term Loan, LIBOR + 4.5%, due 12/31/12
(Acquired 12/31/07, Amortized Cost $7,967,500) (2), (13)	$7,967,500	7,857,286	1.18%
EaglePicher Corporation, 2nd Lien Term Loan, LIBOR + 7.5%, due 12/31/13
(Acquired 12/31/07, Amortized Cost $7,000,000) (2), (13)	$7,000,000	7,010,500	1.06%
Total Motor Vehicle Parts Manufacturing		14,867,786

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Statement of Investments (Continued) (Unaudited)

March 31, 2008

Showing Percentage of Total Cash and Investments of the Partnership

Security	Principal Amount	Fair Value	Percent of Cash and Investments

Debt Securities (continued)
Offices of Real Estate Agents and Brokers (1.82%)
Realogy Corporation, Revolver, LIBOR + 2.25%, due 4/10/13 (Acquired 6/28/07, 7/9/07 and 7/13/07, Amortized Cost $(770,000))	$15,000,000	$(1,628,910)	(0.25)%
Realogy Corporation, Delayed Draw Term Loan, LIBOR + 3%, due 10/10/13 (Acquired 12/31/07, Amortized Cost $8,462,475)	$8,977,500	7,288,994	1.10%
Realogy Corporation, Term Loan B, LIBOR + 3%, due 10/10/13 (Acquired 7/17/07, 7/18/07, 7/19/07, 8/15/07, 9/12/07, 12/06/07, and 11/22/08, Amortized Cost $7,433,741)	$7,946,946	6,468,480	0.97%
Total Offices of Real Estate Agents and Brokers		12,128,564

Satellite Telecommunications (5.72%)
WildBlue Communications, Inc., 1st Lien Delayed Draw Term Loan, LIBOR + 4% Cash + 2.5% PIK, due 12/31/09 (Acquired 9/29/06, Amortized Cost $18,419,550) (12)	$18,307,657	17,346,505	2.61%
WildBlue Communications, Inc., 2nd Lien Delayed Draw Term Loan, LIBOR + 5% Cash + 4.5% PIK, due 8/15/11 (Acquired 9/29/06, Amortized Cost $22,056,957) (12)	$22,606,483	20,690,583	3.11%
Total Satellite Telecommunications		38,037,088

Semiconductor and Other Electronic Component Manufacturing (3.87%)
Celerity, Inc., Senior Secured Notes, LIBOR + 8%, due 12/23/08 (Acquired 12/23/04 and 2/2/06, Amortized Cost $25,087,417) (2)	$25,087,417	25,705,875	3.87%

Wired Telecommunications Carriers (14.02%)
Casema, Mezzanine Term Loan, EURIBOR+4.5% Cash + 4.75% PIK, due 9/12/16 (Acquired 10/3/06, Amortized Cost $27,719,597) - (Netherlands) (9)	€21,586,338	32,632,090	4.91%
Global Crossing Limited, Tranche B Term Loan, LIBOR +6.25%, due 5/9/12 (Acquired 6/4/07, Amortized Cost $8,509,432)	$8,509,432	7,828,677	1.18%
Integra Telecom, Inc., 2nd Lien Term Loan, LIBOR + 7%, due 2/28/14 (Acquired 9/05/07, Amortized Cost $3,360,000)	$3,500,000	3,132,500	0.47%
Integra Telecom, Inc., Term Loan, LIBOR + 10% PIK, due 8/31/14 (Acquired 9/05/07, Amortized Cost $4,314,296)	$4,314,296	3,969,152	0.60%
Interstate Fibernet, Inc., 1st Lien Term Loan, LIBOR + 4%, due 7/31/13 (Acquired 8/01/07, Amortized Cost $11,119,763) (2)	$11,434,204	10,696,698	1.61%
Interstate Fibernet, Inc., 2nd Lien Term Loan, LIBOR + 7.5%, due 7/31/14 (Acquired 7/31/07, Amortized Cost $12,281,636) (2)	$12,281,636	12,109,693	1.82%
NEF Telecom Company BV, 2nd Lien Tranche D Term Loan, EURIBOR + 5.5%, due 2/16/17 (Acquired 8/29/07, and 11/29/07 Amortized Cost $2,111,865) - (Bulgaria) (9)	€1,538,600	2,225,093	0.33%
NEF Telecom Company BV, Mezzanine Term Loan, EURIBOR + 10% PIK, due 8/16/17 (Acquired 8/29/07, Amortized Cost $18,071,530) - (Bulgaria) (9)	€13,118,332	20,600,770	3.10%
Total Wired Telecommunications Carriers		93,194,673

Total Bank Debt (Cost $312,100,311)		303,736,006

Other Corporate Debt Securities (8.67%)
Home Furnishings Stores (0.36%)
Linens n' Things, Floating Rate Note, LIBOR + 5.625%, due 1/15/14 (3)	$7,273,000	2,425,400	0.36%

Nonferrous Metal (except Aluminum) Production and Processing (1.86%)
International Wire Group, Senior Secured Subordinated Notes, 10%, due 10/15/11 (Acquired 10/20/04, Amortized Cost $13,326,993) (2), (5), (12)	$12,240,000	12,362,400	1.86%

Plastics Product Manufacturing (1.81%)
Pliant Corporation, Senior Secured 2nd Lien Notes, 11.125%, due 9/1/09	$15,084,000	12,029,490	1.81%

Offices of Real Estate Agents and Brokers (0.33%)
Realogy Corporation, Senior Subordinated Notes, 12.375%, due 4/15/15	$4,915,000	2,194,204	0.33%

Other Amusement and Recreation Industries (4.31%)
Bally Total Fitness Holdings, Inc., Senior Subordinated Notes, 14% Cash or 15.625% PIK, due 10/1/13 (Acquired 10/01/07, Amortized Cost $45,124,294) (5), (14)	$44,090,666	28,658,933	4.31%

Total Other Corporate Debt Securities (Cost $81,717,351)		57,670,427

Total Debt Securities (Cost $393,817,662)		361,406,433

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Statement of Investments (Continued) (Unaudited)

March 31, 2008

Showing Percentage of Total Cash and Investments of the Partnership

Security	Shares	Fair Value	Percent of Cash and Investments

Equity Securities (33.33%)
Automotive Repair and Maintenance (2.27%)
ESP Holdings, Inc., Common Stock (Acquired 9/12/07 Cost $9,311,782) (2),(3), (5), (6), (12)	88,670	$5,701,029	0.86%
ESP Holdings, Inc., 15% PIK, Preferred Stock (Acquired 9/12/07 Cost $9,829,103) (2), (3), (5), (6), (12)	88,670	9,362,665	1.41%
Total Automotive Repair and Maintenance		15,063,694

Data Processing, Hosting, and Related Services (0.36%)
Anacomp, Inc., Common Stock (Acquired during 2002, 2003, 2005, and 2006, Cost $26,711,048) (2), (3), (5), (10)	1,253,969	2,395,081	0.36%

Depository Credit Intermediation (2.17%)
Doral Holdings, LP Interest (Acquired 7/12/07, Cost $11,138,132) (3), (5)	11,138,132	14,402,951	2.17%

Electric Power Generation, Transmission and Distribution (0.69%)
Mach Gen, LLC, Common Units (Acquired 2/21/07, Cost $931,596) (3), (5)	5,198	4,201,544	0.63%
Mach Gen, LLC, Warrants to purchase Warrant Units (Acquired 2/21/07, Cost $387,063) (3), (5)	2,098	367,150	0.06%
Total Electric Power Generation, Transmission and Distribution		4,568,694

Glass and Glass Products Manufacturing (2.48%)
Owens Corning, Inc., Common Stock (3)	910,755	16,511,988	2.48%

Motor Vehicle Parts Manufacturing (5.73%)
EaglePicher Holdings, Inc., Common Stock (Acquired 3/9/05, Cost $24,285,461) (2), (3), (5), (6), (7), (12)	1,312,720	38,049,189	5.73%

Nonferrous Metal (except Aluminum) Production and Processing (6.26%)
International Wire Group, Inc., Common Stock (Acquired 10/20/04, Cost $29,012,690) (2), (3), (5), (6), (15)	1,979,441	41,568,261	6.26%

Other Amusement and Recreation Industries (0.01%)
Bally Total Fitness Holdings, Inc., Common Stock (Acquired 8/24/05 and 4/3/06, Cost $661,361) (3), (5), (8), (15)	293,938	57,318	0.01%

Other Information Services (4.76%)
Information Resources, Inc., Series A Restricted Preferred Stock (Acquired 11/10/04, Cost $1) (2), (5), (6)	8,334,074	16,209,774	2.44%
Information Resources, Inc., Series A Preferred Stock (Acquired 11/10/04, Cost $1) (2), (5), (6)	7,921,579	15,407,471	2.32%
Total Other Information Services		31,617,245

Plastics Product Manufacturing (0.41%)
Pliant Corporation, Common Stock (Acquired 7/18/06, Cost $177) (3), (5), (17)	422	422	0.00%
Pliant Corporation, 13% PIK, Preferred Stock	5,970,928	2,698,262	0.41%
Total Plastics Product Manufacturing		2,698,684

Satellite Telecommunications (0.07%)
WildBlue Communications, Inc., Non-Voting Warrants (Acquired 10/23/06, Cost $673,094) (3), (5), (12)	1,573,826	440,671	0.07%

Semiconductor and Other Electronic Component Manufacturing (0.00%)
Celerity, Inc., Common Stock (Acquired 12/23/04, 9/8/05 and 2/1/06, Cost $12,135,924) (2), (3), (5), (6)	2,427,185	-	0.00%
Kinetics Holdings, LLC, Common Units (Acquired 1/7/05, Cost $2,587,349) (3), (5)	3,384,000	1	0.00%
Total Semiconductor and Other Electronic Component Manufacturing		1

Support Activities for Air Transportation (0.07%)
Alabama Aircraft Industries, Inc., Common Stock (Acquired 3/12/02, 3/13/02 and 12/11/02, Cost $3,550,121) (3), (5)	164,636	480,737	0.07%

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Statement of Investments (Continued) (Unaudited)

March 31, 2008

Showing Percentage of Total Cash and Investments of the Partnership

Security	Principal Amount or Shares	Fair Value	Percent of Cash and Investments

Equity Securities (continued)

Scheduled Air Transportation (0.54%)
SVC Partners Corp. 2, Common Stock (Acquired 5/15/07, Cost $3,546,322) (2), (5), (10)	100	$3,600,871	0.54%

Wired Telecommunications Carriers (6.57%)
Interstate Fibernet, Inc., Common Stock (Acquired 7/31/07 Cost $23,477,380) (2), (3), (5), (6), (16)	10,890,068	40,293,252	6.06%
NEF Kamchia Co-Investment Fund, LP Interest (Acquired 7/31/07, Cost $3,367,227) (3), (5), (9)	2,455,500	3,366,306	0.51%
Total Wired Telecommunications Carriers		43,659,558

Miscellaneous Securities (0.94%) (4)	386,741	6,265,204	0.94%

Total Equity Securities (Cost $198,028,475)		221,380,147

Total Investments (Cost $591,846,137) (11)		582,786,580

Cash and Cash Equivalents (12.30%)
General Electric Credit Corporation, Commercial Paper, 2.20%, due 4/01/08	$6,500,000	6,500,000	0.98%
General Electric Credit Corporation, Commercial Paper, 2.26%, due 4/14/08	$25,000,000	24,979,597	3.76%
UBS Finance, Commercial Paper, 2.35%, due 4/01/08	$7,500,000	7,500,000	1.13%
Union Bank of California, Certificate of Deposit, 2.65%, due 4/30/08	$25,000,000	25,000,000	3.76%
Cash denominated in foreign currencies (Cost $549,300)	$370,138	584,374	0.09%
Wells Fargo Overnight Repo, 1.7%, Collateralized by Federal Home Loan Bank Discount Note	$5,987,523	15,987,523	2.41%
Cash Held on Account at Various Institutions	$1,162,151	1,162,151	0.17%
Total Cash and Cash Equivalents		81,713,645

Total Cash and Investments		$664,500,225	100.00%

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Statement of Investments (Continued) (Unaudited)

March 31, 2008

Notes to Statement of Investments:

(1)
Investments in bank debt generally are bought and sold among institutional investors in transactions not subject to registration under the Securities Act of 1933. Such transactions are generally subject to contractual restrictions, such as approval of the agent or borrower.

(2)	Affiliated issuer - as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer).

(3)	Non-income producing security.

(4)	Miscellaneous Securities is comprised of one or more unrestricted security positions that have not previously been publicly disclosed.

(5)	Restricted security.

(6)	Investment is not a controlling position.

(7)	The Partnership's advisor may demand registration at any time more than 180 days following the first initial public offering of common equity by the issuer.

(8)
Registration of this issue of restricted stock may be forced by a majority of the eligible holders of the issue by written notice to the issuer once the issuer becomes eligible to use a short form registration statement on Form S-3.

(9)	Principal amount denominated in euros. Amortized cost and fair value converted from euros to US dollars.

(10)	Issuer is a controlled company.

(11)	Includes investments with an aggregate market value of $36,970,502 that have been segregated to collateralize certain unfunded commitments.

(12)	Priced by an independent third party pricing service.

(13)	Priced by one or more independent third party appraisers.

(14)	Priced using quotes from one or more independent third party broker-dealers.

(15)	Priced using the closing price per Pink Sheets.

(16)	Priced using the closing price per OTC Bulletin Board.

(17)
The Partnership may demand registration of the shares as part of a majority (by interest) of the holders of the registrable shares of the issuer, or in connection with an initial public offering by the issuer.

Aggregate purchases and aggregate sales of investment securities, other than Government securities, totaled $24,006,792 and $20,870,422 respectively. Aggregate purchases includes securities received as payment in-kind. Aggregate sales includes principal paydowns on debt securities.

The total value of restricted securities as of March 31, 2008 was $556,830,389, or 83.8% of total cash and investments of the Partnership.

Swaps, futures contracts, and forward contracts at March 31, 2008 were as follows:

Instrument	Number of Contracts or Notional Amount	Fair Value

Futures Contracts
90 DAY Euro Dollar Future, due 6/15/09	72	$66,600
90 DAY Euro Dollar Future, due 9/14/09	72	70,025
90 DAY Euro Dollar Future, due 12/14/09	72	60,300
90 DAY Euro Dollar Future, due 3/15/10	72	61,200

Total Futures Contracts (Cost $258,125)		258,125

Forward Contracts
Euro/US Dollar Forward Currency Contract, Expire 9/15/09	$946,444	(182,484)
Euro/US Dollar Forward Currency Contract, Expire 2/1/10	$1,403,277	(227,986)

Total Forward Contracts		(410,470)

Swaps
Euro/US Dollar Cross Currency Basis Swap, Expire 9/12/16	$27,510,497	(7,525,570)
Euro/US Dollar Cross Currency Basis Swap, Expire 5/16/12	$18,122,832	(3,068,484)

Total Swaps		(10,594,054)

Total Swaps, Futures, and Forward Contracts		$(10,746,399)

See accompanying notes.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Statement of Operations (Unaudited)

Three Months Ended March 31, 2008

Investment income
Interest income:
Unaffiliated issuers	$9,722,149
Controlled companies	68,498
Other affiliates	3,011,636
Dividend income - unaffiliated issuers	19,073
Other income - affiliates	9,111
Total investment income	12,830,467

Operating expenses
Management and advisory fees	2,071,797
Interest expense	1,673,899
Amortization of deferred debt issuance costs	109,771
Commitment fees	65,194
Legal fees, professional fees and due diligence expenses	53,684
Custody fees	41,787
Director fees	32,048
Insurance expense	21,657
Other operating expenses	95,117
Total expenses	4,164,954

Net investment income	8,665,513

Net realized and unrealized loss
Net realized loss from:
Investments in unaffiliated issuers	(6,315,185)
Investments in affiliated issuers	(8,113)
Foreign currency transactions	(30,793)
Net realized loss	(6,354,091)

Net change in unrealized appreciation (depreciation) on:
Investments	(56,777,787)
Foreign currency	38,742
Net change in unrealized appreciation (depreciation)	(56,739,045)
Net realized and unrealized loss	(63,093,136)

Distributions to preferred limited partners	(1,999,251)
Net change in accumulated distributions to preferred limited partners	419,729

Net decrease in net assets applicable to common limited and general
partners resulting from operations	$(56,007,145)

See accompanying notes.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Statements of Changes in Net Assets

	Three Months Ended March 31, 2008 (Unaudited)
		Common
		Limited	General
	Total	Partner	Partner
Net assets applicable to common limited and general partners, beginning of period	$395,653,423	$392,503,508	$3,149,915

Net investment income	8,665,513	8,178,153	487,360
Net realized loss on investments and foreign currency	(6,354,091)	(5,996,729)	(357,362)
Net change in unrealized depreciation on investments and foreign currency	(56,739,045)	(53,547,967)	(3,191,078)
Distributions to preferred limited partners from net investment income	(1,999,251)	(1,886,810)	(112,441)
Net change in accumulated distributions to preferred limited partners	419,729	396,123	23,606
Net decrease in net assets applicable to common limited and general partners resulting from operations	(56,007,145)	(52,857,230)	(3,149,915)

Total distributions to common limited and general partners	-	-	-

Net assets applicable to common limited and general partners, end of period (including accumulated net investment income of $7,397,055 $6,981,035, and $416,020, respectively)	$339,646,278	$339,646,278	$-

	Year Ended December 31, 2007
	Total	Common Limited Partner	General Partner
Net assets applicable to common limited and general partners, beginning of year	$447,785,511	$434,209,178	$13,576,333

Net investment income	70,319,957	56,255,965	14,063,992
Net realized gain on investments and foreign currency	37,199,262	29,759,410	7,439,852
Net change in unrealized appreciation on investments and foreign currency	(49,236,173)	(39,388,938)	(9,847,235)
Distributions to preferred limited partners from net investment income	(8,364,133)	(6,691,306)	(1,672,827)
Net change in accumulated distributions to preferred limited partners	148,999	119,199	29,800
Net increase in net assets applicable to common limited and
general partners resulting from operations	50,067,912	40,054,330	10,013,582

Distributions to common limited and general partners from:
Net investment income	(62,288,344)	(49,830,676)	(12,457,668)
Net realized gains	(37,201,628)	(29,761,302)	(7,440,326)
Returns of capital	(2,710,028)	(2,168,022)	(542,006)
Total distributions to common limited and general partners	(102,200,000)	(81,760,000)	(20,440,000)

Net assets applicable to common limited and general partners, end of year (including accumulated net investment income of $311,064, $248,851, and $62,213, respectively)	$395,653,423	$392,503,508	$3,149,915

See accompanying notes.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Statement of Cash Flows (Unaudited)

Three Months Ended March 31, 2008

Operating activities
Net decrease in net assets applicable to common limited and general partners resulting from operations	$(56,007,145)
Adjustments to reconcile net decrease in net assets applicable to common limited and general partners resulting from operations to net cash used in operating activities:
Net realized loss on investments and foreign currency	6,354,091
Net change in unrealized depreciation on investments	56,777,787
Distributions paid to preferred limited partners	1,999,251
Decrease in accumulated distributions to preferred limited partners	(419,729)
Accretion of original issue discount	(9,447)
Accretion of market discount	(60,199)
Income from paid in-kind capitalization	(1,719,613)
Amortization of deferred debt issuance costs	109,771
Changes in assets and liabilities:
Purchases of investment securities	(22,277,733)
Proceeds from sales, maturities and paydowns of investment securities	20,870,422
Increase in receivable for investment securities sold	(822,041)
Increase in accrued interest income - unaffiliated issuers	(1,679,426)
Increase in accrued interest income - controlled companies	(263)
Increase in accrued interest income - other affiliates	(1,220,653)
Decrease in prepaid expenses and other assets	37,924
Increase in receivable from parent	(227,636)
Decrease in payable for investment securities purchased	(14,205,248)
Decrease in interest payable	(397,369)
Decrease in payable to affiliate	(1,585)
Increase in accrued expenses and other liabilities	13,699
Net cash used in operating activities	(12,885,142)

Financing activities
Proceeds from draws on credit facility	84,000,000
Principal repayments on credit facility	(100,000,000)
Distributions paid to preferred limited partners	(1,999,251)
Net cash used in financing activities	(17,999,251)

Net decrease in cash and cash equivalents	(30,884,393)
Cash and cash equivalents at beginning of period	112,598,038
Cash and cash equivalents at end of period	$81,713,645

Supplemental cash flow information:
Interest payments	$2,071,269

See accompanying notes.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Financial Statements (Unaudited)

March 31, 2008

1. Organization and Nature of Operations

Special Value Continuation Partners, LP (the “Partnership”), a Delaware Limited Partnership, is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Partnership has elected to be treated as a partnership for U.S. federal income tax purposes.

The Certificate of Limited Partnership of the Partnership was filed with the Delaware Secretary of State on July 17, 2006. Investment operations commenced and initial funding was received on July 31, 2006. The Partnership was formed to acquire a portfolio of investments consisting primarily of bank loans, distressed debt, stressed high yield debt, mezzanine investments and public equities. The stated objective of the Partnership is to achieve high total returns while minimizing losses.

On July 31, 2006, Special Value Bond Fund II, LLC and Special Value Absolute Return Fund, LLC (the “Predecessor Funds” or “SVBFII” and “SVAR”, respectively) contributed 76.5% and 92.7%, respectively, of their assets totaling $428,718,759 to the Partnership in exchange for 100% of the common limited partnership interests and general partnership interests in a non-taxable transaction. SVBFII contributed assets consisting of investment securities of $176,190,903 (including unrealized appreciation of $12,780,545), cash of $32,633,751 and liabilities over other assets of $115,220,209. SVAR contributed assets consisting of investment securities of $481,763,854 (including unrealized appreciation of $54,591,406), cash of $27,718,761 and other liabilities over other assets of $174,368,301. SVBFII and SVAR then contributed their common limited partnership interests in the Partnership to Special Value Continuation Fund, LLC (“SVCF” or the “Common Limited Partner”) in exchange for 100% of SVCF’s common shares, which SVBFII and SVAR then distributed to their respective members who chose to participate in SVCF. Subsequent to such events, the Partnership and SCVF issued preferred interests, which caused them to be required to register as investment companies.

The General Partner of the Partnership is SVOF/MM, LLC (“SVOF/MM”). The managing member of SVOF/MM is Tennenbaum Capital Partners, LLC (“TCP”), which serves as the Investment Manager of the Partnership. Babson Capital Management LLC serves as Co-Manager. Substantially all of the equity interests of the General Partner are owned directly or indirectly by TCP, Babson Capital Management LLC and employees of TCP. The Partnership, TCP, SVOF/MM and their members and affiliates may be considered related parties.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Financial Statements (Unaudited) (Continued)

March 31, 2008

1. Organization and Nature of Operations (continued)

Partnership management consists of the General Partner and the Board of Directors. The General Partner directs and executes the day-to-day operations of the Partnership, subject to oversight from the Board of Directors, which performs certain functions required by the 1940 Act. The Board of Directors has delegated investment management of the Partnership’s assets to the Investment Manager and the Co-Manager. The Board of Directors consists of three persons, two of whom are independent. The holders of the preferred limited interests voting separately as a class will be entitled to elect two of the Partnership’s Directors. The remaining directors of the Partnership will be subject to election by holders of common limited interests and preferred limited interests voting together as a single class.

Partnership Structure

Total initial capitalization of the Partnership is approximately $828.8 million, consisting of approximately $419.0 million of common limited partnership interests (the “Common Interests”) held by SVCF, an approximately $9.8 million initial general partnership interest (the “GP Interest”) held by SVOF/MM, $134 million of preferred limited partnership interests (the “Preferred Interests”) and $266 million under a senior secured revolving credit facility (the “Senior Facility”). The Common Interests, GP Interest, Preferred Interests and the amount drawn under the Senior Facility are used to purchase Partnership investments and to pay certain fees and expenses of the Partnership. Most of these investments are included in the collateral for the Senior Facility.

The Partnership will liquidate and distribute its assets and will be dissolved on June 30, 2016, subject to up to two one-year extensions if requested by the General Partner and approved by SVCF as the holder of the Common Interests. However, the Partnership Agreement will prohibit liquidation of the Partnership prior to June 30, 2016 if the Preferred Interests are not redeemed in full prior to such liquidation.

Preferred Limited Partnership Interests

At March 31, 2008, the Partnership had 6,700 Series A Preferred Interests issued and outstanding with a liquidation preference of $20,000 per Preferred Interest. The Preferred Interests are redeemable at the option of the Partnership, subject to certain limitations. Additionally, under certain conditions, the Partnership may be required to either redeem certain of the Preferred Interests or repay indebtedness, at the Partnership’s option. Such conditions would include a failure by the Partnership to maintain adequate collateral as required by its credit facility agreement or by the Statement of Preferences of the Preferred Interests, or a failure by the Partnership to maintain sufficient asset coverage as required by the 1940 Act. As of March 31, 2008, the Partnership was in full compliance with such requirements.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Financial Statements (Unaudited) (Continued)

March 31, 2008

1. Organization and Nature of Operations (continued)

The Preferred Interests accrue dividends at an annual rate equal to LIBOR plus 0.75%, or in the case of any holders of Preferred Interests that are CP Conduits, the higher of (i) LIBOR plus 0.75% or (ii) the CP Conduit’s cost of funds rate plus 0.75%, subject to certain limitations and adjustments.

2. Summary of Significant Accounting Policies

Basis of Presentation

The accompanying financial statements of the Partnership have been prepared in accordance with accounting principles generally accepted in the United States (“GAAP”). In the opinion of the Investment Manager and the General Partner, the financial results of the Partnership included herein contain all adjustments necessary to present fairly the financial position of the Partnership as of March 31, 2008, the results of its operations and its cash flows for the period then ended and the changes in net assets for the period then ended and for the year ended December 31, 2007. The following is a summary of the significant accounting policies of the Partnership.

Investment Valuation

Management values investments held by the Partnership at fair value based upon the principles and methods of valuation set forth in policies adopted by the Partnership’s Board of Directors and in conformity with procedures set forth in the Senior Facility and Statement of Preferences for the Series A Preferred Interests. Fair value is defined as the price that would be received to sell an investment in an orderly transaction between market participants at the measurement date.

Investments listed on a recognized exchange or market quotation system, whether U.S. or foreign, are valued for financial reporting purposes as of the last business day of the reporting period using the closing price on the date of valuation. Liquid investments not listed on a recognized exchange or market quotation system are valued by an approved nationally recognized pricing service or by using bid prices on the date of valuation as supplied by approved broker-dealers.

Semi-liquid investments, illiquid investments, and investments for which market quotations are determined to be unreliable are valued using valuations obtained from independent third party pricing or valuation services, or are valued internally by the Investment Manager under guidelines adopted by the Partnership’s Board of Directors and subject to their approval.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Financial Statements (Unaudited) (Continued)

March 31, 2008

2. Summary of Significant Accounting Policies (continued)

Investments valued internally by the Investment Manager are limited to 5% of the Total Capitalization of the Partnership, as defined in the Senior Facility. Generally, to increase objectivity in valuing the Partnership’s assets, the Investment Manager will utilize external measures of value, such as public markets or third-party transactions, whenever possible. The Investment Manager’s valuation is not based on long-term work-out value, immediate liquidation value, nor incremental value for potential changes that may take place in the future. The values assigned to investments that are valued by the Investment Manager are based on available information and do not necessarily represent amounts that might ultimately be realized, as these amounts depend on future circumstances and cannot reasonably be determined until the individual investments are actually liquidated.

Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), establishes a hierarchy that prioritizes the inputs used to measure fair value. The level category in which an investment falls is based on the lowest level input that is significant to the valuation of the investment in its entirety. At March 31, 2008, the investments of the Partnership were categorized as follows:

Level	Basis for Determining Fair Value	Aggregate Value
1	Quoted prices in active markets for identical assets	$22,777,192
2	Other observable market inputs*	388,944,677
3	Independent third-party pricing sources that employ significant unobservable inputs	132,289,029
3	Internal valuations with significant unobservable inputs	38,775,682

* E.g. quoted prices in inactive markets or quotes for comparable securities

Changes in investments categorized as Level 3 during the three months ended March 31, 2008 were as follows:

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Financial Statements (Unaudited) (Continued)

March 31, 2008

2. Summary of Significant Accounting Policies (continued)

	Independent Third Party Valuation	Investment Manager Valuation
Beginning balance	$153,381,188	$33,074,392
Net realized and unrealized gains (losses)	(21,427,635)	4,962,039
Net acquisitions and dispositions	335,476	739,251
Net transfers in/out of category	-	-
Ending balance	$132,289,029	$38,775,682

Net change in unrealized gains (losses) during the period on investments still held at period end (included in net realized and unrealized gains/losses, above)	$(21,427,635)	$4,962,039

Investment Transactions

The Partnership records investment transactions on the trade date, except for private transactions that have conditions to closing, which are recorded on the closing date. The cost of investments purchased is based upon the purchase price plus those professional fees which are specifically identifiable to the investment transaction. Realized gains and losses on investments are recorded based on the specific identification method, which typically allocates the highest cost inventory to the basis of securities sold.

Cash and Cash Equivalents

Cash consists of amounts held in accounts with brokerage firms and the custodian bank. Cash equivalents consist of highly liquid investments with an original maturity of three months or less. For purposes of reporting cash flows, cash consists of the cash held with brokerage firms and the custodian bank, and cash equivalents maturing within 90 days.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Partnership’s policy that its custodian take possession of the underlying collateral securities, the fair value of which is required to exceed the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Partnership may be delayed or limited.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Financial Statements (Unaudited) (Continued)

March 31, 2008

2. Summary of Significant Accounting Policies (continued)

Investments in Restricted Securities

The Partnership may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold to institutional investors in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and additional expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Statement of Investments. Restricted securities, including any restricted investments in affiliates, are valued in accordance with the investment valuation policies discussed above.

Investments in Foreign Securities

The Partnership may invest in securities traded in foreign countries and denominated in foreign currencies. At March 31, 2008, the Partnership held foreign currency denominated investments with an aggregate market value of approximately 9% of the Partnership’s total cash and investments.  Such positions were converted at the closing rate in effect at March 31, 2008 and reported in U.S. dollars. Purchases and sales of investment securities and income and expense items denominated in foreign currencies, when they occur, are translated into U.S. dollars on the respective dates of such transactions. The portion of gains and losses on foreign investments resulting from fluctuations in foreign currencies is included in net realized and unrealized gain or loss from investments.

Securities of foreign companies and foreign governments may involve special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include, among other things, revaluation of currencies, less reliable information about issuers, different securities transactions clearance and settlement practices, and potential future adverse political and economic developments. Moreover, securities of some foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

Derivatives

In order to mitigate certain currency exchange and interest rate risks, the Partnership has entered into several futures contracts, swaps, and forward currency transactions. All derivatives are recognized as either assets or liabilities in the statement of assets and liabilities. The transactions entered into are accounted for using the mark-to-market method with the resulting change in fair value recognized in earnings for the current period.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Financial Statements (Unaudited) (Continued)

March 31, 2008

2. Summary of Significant Accounting Policies (continued)

Valuations of futures contracts, swaps, and forward currency transactions at March 31, 2008 were determined as follows:

Level	Basis for Determining Fair Value	Aggregate Value
1	Quoted prices in active markets for identical instruments	$258,125
2	Other observable market inputs	(11,004,524)

Debt Issuance Costs

Costs of $3,525,927 were incurred in connection with placing the Partnership’s Senior Facility. These costs are being deferred and are amortized on a straight-line basis over eight years, the estimated life of the Senior Facility. The impact of utilizing the straight-line amortization method versus the effective-interest method is not expected to be material to the Partnership’s operations.

Organization Costs

Organization costs of $0.3 million were incurred in connection with the formation of the Partnership and expensed to operations at the inception of the Partnership in 2006.

Purchase Discounts

The majority of the Partnership’s high yield and distressed debt securities are purchased at a considerable discount to par as a result of the underlying credit risks and financial results of the issuer, as well as general market factors that influence the financial markets as a whole. GAAP requires that discounts on corporate (investment grade) bonds, municipal bonds and treasury bonds be amortized using the effective-interest or constant-yield method. The process of accreting the purchase discount of a debt security to par over the holding period results in accounting entries that increase the cost basis of the investment and record a noncash income accrual to the statement of operations.

The Partnership considers it prudent to follow GAAP guidance that requires the Investment Manager to consider the collectibility of interest when making accruals. AICPA Statement of Position 93-1 discusses financial accounting and reporting for high yield debt securities and notes for which, because of the credit risks associated with high yield and distressed debt securities, income recognition must be carefully considered and constantly evaluated for collectibility.

Accordingly, when accounting for purchase discounts, management recognizes discount accretion income when it is probable that such amounts will be collected and when such amounts can be estimated. A reclassification entry is recorded to reflect purchase discounts on all realized investments. For income tax purposes, the economic gain resulting from the sale of debt securities purchased at a discount is allocated between interest income and realized gains.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Financial Statements (Unaudited) (Continued)

March 31, 2008

2. Summary of Significant Accounting Policies (continued)

Distributions to the Common Limited Partner

Distributions to the Common Limited Partner are recorded on the ex-dividend date. The amount to be paid out as a distribution is determined by the General Partner, which has provided the Investment Manager with criteria for such distributions, and is generally based upon the Common Limited Partner’s estimated taxable earnings from its interest in the Partnership. Net realized capital gains are distributed at least annually. The Partnership has distributed $100,800,000 to the Common Limited Partner since inception.

Income Taxes

The Partnership’s income or loss is reported in the Partners’ income tax returns. Consequently, no income taxes are paid at the Partnership level or reflected in the Partnership’s financial statements. The tax returns, the qualification of the Partnership, and the amount of allocable Partnership income or loss for all tax years since inception are subject to examination by federal and state taxing authorities. No such examinations are currently pending.

Cost and unrealized appreciation (depreciation) for U.S. federal income tax purposes of the investments of the Partnership at March 31, 2008 were as follows:

Unrealized appreciation		$91,605,543
Unrealized depreciation		(100,665,100)
Net unrealized depreciation	$	(9,059,557)

Cost		$591,846,137

Use of Estimates

The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Although management believes these estimates and assumptions to be reasonable and accurate, actual results could differ from those estimates.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Financial Statements (Unaudited) (Continued)

March 31, 2008

2. Summary of Significant Accounting Policies (continued)

Recent Accounting Pronouncements

On January 1, 2008, the Partnership adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. The adoption of FAS 157 did not have a material impact on the Partnership’s financial statements.

3. Allocations and Distributions

As set forth in the Partnership Agreement, distributions made to the Common Limited Partner and the General Partner with respect to any accounting period out of total cumulative investment return are determined as follows:

a)
First, 100% to the Common Limited Partner until the amount distributed to the Common Limited Partner, together with amounts previously distributed to the Common Limited Partner, equals an 8% annual weighted-average return on undistributed capital attributable to the Common Limited Interests;

b)	Second, 100% to the General Partner until the cumulative amount of such distributions equals 25% of all amounts previously distributed to the Common Limited Partner pursuant to clause (a) above; and

c)	All remaining amounts: (i) 80% to the Common Limited Partner and (ii) 20% to the General Partner.

The timing of distributions is determined by the General Partner, which has provided the Investment Manager with certain criteria for such distributions.

Net investment income or loss, realized gain or loss on investments and appreciation or depreciation on investments for the period is allocated to the Common Limited Partner and the General Partner in a manner consistent with that used to determine distributions.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Financial Statements (Unaudited) (Continued)

March 31, 2008

4. Management Fees and Other Expenses

Pursuant to the advisory agreement, the Investment Manager is entitled to receive an annual management and advisory fee, payable monthly in arrears, equal to 1.00% of the sum of the maximum amount of the Preferred Interests, the maximum amount available under the Senior Facility, and the net asset value of the Partnership at inception, subject to reduction by the amount of the Senior Facility commitment when the Senior Facility is no longer outstanding, and by the amount of the Preferred Interests when less than $1 million in liquidation value of preferred securities is outstanding. For purposes of computing the management fee, total capital is $828.8 million, consisting of an initial Partnership net asset value of $428.8 million, $134 million of Preferred Interests and $266 million of debt. In addition, the General Partner is entitled to a profit allocation as discussed in Note 3, above. As compensation for its services, the Co-Manager receives a portion of the management fees paid to the Investment Manager. The Co-Manager also receives a portion of any allocation paid to the General Partner.

The Partnership pays all expenses incurred in connection with the business of the Partnership, including fees and expenses of outside contracted services, such as custodian, administrative, legal, audit and tax preparation fees, costs of valuing investments, insurance costs, brokers’ and finders’ fees relating to investments and any other transaction costs associated with the purchase and sale of investments of the Partnership.

5. Senior Secured Revolving Credit Facility

The Partnership has entered into a credit agreement with certain lenders, which provides for a senior secured revolving credit facility (“Senior Facility”). The Senior Facility is a revolving extendible credit facility pursuant to which amounts may be drawn up to $266 million. The Senior Facility matures July 31, 2014, subject to extension by the lenders at the request of the Partnership for one 12-month period.

Advances under the Senior Facility bear interest at LIBOR plus 0.375% per annum, except in the case of loans from CP Conduits, which bear interest at the higher of LIBOR plus 0.375% or the CP Conduit’s cost of funds plus 0.375%, subject to certain limitations.

Additionally, short-term advances under the swingline facility bear interest at the LIBOR Market Index Rate plus 0.375% per annum. In addition to amounts due on outstanding debt, the Senior Facility accrues commitment fees of 0.20% per annum on the unused portion of the Senior Facility, or 0.25% per annum when less than $106,400,000 in borrowings are outstanding.

6. Commitments, Concentration of Credit Risk and Off-Balance Sheet Risk

The Partnership conducts business with brokers and dealers that are primarily headquartered in New York and Los Angeles and are members of the major securities exchanges. Banking activities are conducted with a firm headquartered in the New York area.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Financial Statements (Unaudited) (Continued)

March 31, 2008

6. Commitments, Concentration of Credit Risk and Off-Balance Sheet Risk (continued)

In the normal course of business, the Partnership’s securities activities involve executions, settlement and financing of various securities transactions resulting in receivables from, and payables to, brokers, dealers and the Partnership’s custodian. These activities may expose the Partnership to risk in the event that such parties are unable to fulfill contractual obligations. Management does not anticipate any losses from counterparties with whom it conducts business.

Consistent with standard business practice, the Partnership enters into contracts that contain a variety of indemnifications. The Partnership’s maximum exposure under these arrangements is unknown. However, the Partnership expects the risk of loss to be remote.

The Statement of Investments may include certain unfunded or partially funded loan commitments. These commitments are reflected at fair value and may be drawn up to the principal amount shown.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Notes to Financial Statements (Unaudited) (Continued)

March 31, 2008

7. Financial Highlights

	Three Months Ended		July 31, 2006
	March 31, 2008	Year Ended	(Inception) to
	(Unaudited)	December 31, 2007	December 31, 2006

Return on invested assets (1), (2)	(8.3)%	11.7%	8.4%

Gross return to common limited partner (1)	(14.2)%	11.5%	10.3%
Less: General Partner profit allocation (1)	0.7%	(2.1)%	(2.1)%
Return to common limited partner (1), (3)	(13.5)%	9.4%	8.2%

Ratios and Supplemental Data:
Ending net assets attributable to common limited partner	$339,646,278	$392,503,508	$434,209,177

Net investment income / average common limited partner equity(4), (5), (6)	9.1%	12.8%	10.4%

Expenses and General Partner allocation / average common equity
Operating expenses (4), (6)	4.6%	4.5%	5.7%
General Partner allocation (1)	0.9%	2.3%	2.0%
Total expenses and General Partner allocation	5.5%	6.8%	7.7%

Portfolio turnover rate (1), (7)	3.5%	64.6%	17.3%
Weighted-average debt outstanding	$147,956,044	$162,460,274	$168,292,208
Weighted-average interest rate	4.5%	5.8%	5.8%

Annualized Inception to Date Performance Data as of March 31, 2008:
Return on common equity (3)	1.4%
Return on invested assets (2)	6.4%
Internal rate of return to common limited partner equity (8)	3.4%

(1)	Not annualized for periods of less than one year.

(2)	Return on invested assets is a time-weighted, geometrically linked rate of return and excludes cash and cash equivalents.

(3)
Returns (net of dividends to preferred limited partners, allocations to the General Partner, and Partnership expenses, including financing costs and management fees) calculated on a monthly geometrically linked, time-weighted basis.

(4)	Annualized for periods of less than one year.

(5)	Net of allocation to the General Partner.

(6)	These ratios include interest expense but do not reflect the effect of dividend payments to preferred limited partners.

(7)	Excludes securities acquired from Special Value Bond Fund II, LLC and Special Value Absolute Return Fund, LLC at the inception of the Partnership.

(8)
Net of dividends to preferred limited partners, allocation to the General Partner and fund expenses, including financing costs, and management fees. Internal rate of return (“IRR”) is the imputed annual return over an investment period and, mathematically, is the rate of return at which the discounted cash flows equal the initial cash outlays. The internal rate of return presented assumes liquidation of the Partnership at net asset value as of the balance sheet date and is reduced by the organizational costs that were expensed at the inception of the Partnership.

Special Value Continuation Partners, LP
(A Delaware Limited Partnership)

Schedule of Changes in Investments in Affiliates (1)

Three Months Ended March 31, 2008

Security	Value, Beginning of Period	Acquisitions	Dispositions	Value, End of Period

Anacomp, Inc., Common Stock	$10,984,768	$-	$-	$2,395,081
Anacomp, Inc., Promissory Note, LIBOR + 6.5%, due 8/31/09	1,064,254	-	-	1,095,544
Anacomp, Inc., Senior Secured Subordinated Notes, 14% PIK, due 3/12/13	-	5,036,944	-	5,036,944
Celerity, Inc., Senior Secured Notes, LIBOR + 8%, due 12/23/08	21,010,712	-	-	25,705,875
Celerity, Inc., Common Stock	72,816	-	-	-
EaglePicher Holdings, Inc., 1st Lien Term Loan, LIBOR + 4.5%, due 12/31/12	13,373,750	-	(5,000,000)	7,857,286
EaglePicher Holdings, Inc., 2nd Lien Term Loan, LIBOR + 9%, due 12/31/13	7,131,250	-	-	7,010,500
EaglePicher Holdings, Inc., Common Stock	45,968,173	-	-	38,049,189
ESP Holdings, Inc., 1st Lien Revolver LIBOR + 4.5%, due 12/12/08	372,898	-	-	429,463
ESP Holdings, Inc., 1st Lien Term Loan LIBOR + 3.5%, due 12/12/08	6,370,372	-	-	5,508,049
ESP Holdings, Inc., 2nd Lien Term Loan LIBOR + 7%, due 9/12/12	17,448,027	-	-	17,041,207
ESP Holdings, Inc., Common Stock	8,389,319	-	-	5,701,029
ESP Holdings, Inc., 15% PIK, Preferred Stock	9,269,965	-	-	9,362,665
Information Resources, Inc., Series A Restricted Preferred Stock	16,022,257	-	-	16,209,774
Information Resources, Inc., Series A Preferred Stock	15,229,236	-	-	15,407,471
International Wire Group, Senior Secured Notes, 10%, due 10/15/11	12,515,400	-	-	12,362,400
International Wire Group, Inc., Common Stock	44,042,562	-	-	41,568,261
Interstate Fibernet, Inc., 1st Lien Term Loan, LIBOR + 4%, due 7/31/13	11,629,072	-	-	10,696,698
Interstate Fibernet, Inc., 2nd Lien Senior Secured Note, LIBOR + 3.5% Cash and 4% PIK, due 7/31/14	12,459,720	-	-	12,109,693
Interstate Fibernet, Inc., Common Stock	54,450,340	-	-	40,293,252
SVC Partners Corp. 2, Common Stock	3,546,321	-	-	3,600,871

Note to Schedule of Changes in Investments in Affiliates:

(1)
The issuers of the securities listed on this schedule are considered affiliates under the Investment Company Act of 1940 due to the ownership by the Partnership of 5% or more of the issuer's voting securities.